SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                           Current Report Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) September 1, 1999

                                 RBID.COM, INC.
                                 --------------
             (Exact Name of Registrant as Specified in its Charter)


                                     Florida
                                     -------
                 (State or Other Jurisdiction of Incorporation)


000-27957                                                             33-0857311
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(Commission File Number)                       (IRS Employer Identification No.)


              2030 Main Street, Suite 150, Irvine, California 92614
              -----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (949) 838-0111
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

(1)      DISMISSAL OF PRINCIPAL ACCOUNTANTS

         The Company for the audit year ended December 31, 1998 changed outside accountants. There was no disagreement as to any and all accounting matters between the prior accountant (Barry L. Friedman, P.C., CPA) and the Company's new and prior management.

         The prior outside accountant, Barry L. Friedman, is now deceased, and unable to affirm that there were no disagreements with the Company.


(2)      ENGAGEMENT OF NEW PRINCIPAL ACCOUNTANTS

         The Company's new management engaged as their new outside accountants, the accounting firm of Stark, Tinter & Associates, LLC, CPAs on September 1, 1999, to audit the Company's fiscal year ended December 31, 1998.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


         (a)      n/a


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.

DATED this 29th day of March, 2001.

RBID.COM, INC.

By: /s/ Horst Danning
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        Horst Danning
        Chief Executive Officer